UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2010

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2010, Planar Systems, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 26, 2010, and its expectations regarding certain financial results for the third and fourth quarters of fiscal 2010 (the “Earnings Release”). The Earnings Release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. The Earnings Release is furnished as Exhibit 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company’s earnings release contains Non-GAAP financial measures that exclude the financial statement effects of share-based compensation and the requirements of Topic 718 of the FASB Accounting Standards Codification, “Compensation-Stock Compensation.” The Non-GAAP financial measures also exclude the effects of impairment and restructuring charges, the amortization of intangible assets related to previous acquisitions, various tax charges including the valuation allowance against deferred tax assets and excludes the gain or loss on foreign currency due to the non-cash nature of the charge, and various other adjustments. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Management uses the non-GAAP financial measures for internal management purposes, including as a means to compare period-to-period results and as a means to evaluate the Company’s results compared to those of other companies. In addition, Company management uses certain of these measures when publicly providing forward-looking statements on expectations regarding future financial results. The Company discloses this information to the public to enable investors who wish to more easily assess the Company’s performance on the same basis applied by management.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release issued by Planar Systems, Inc. dated April 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 27, 2010.

PLANAR SYSTEMS, INC.
(Registrant)

By:	/s/ Stephen M. Going
Stephen M. Going,
Vice President, General Counsel and Secretary